SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2009
Layne Christensen Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-10.1
EX-10.2

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On March 31, 2009, Layne Christensen Company (the “Company”) entered into Amendment No. 4 (“Amendment No. 4”) to its Amended and Restated Loan Agreement, dated as of September 28, 2005, between the Company, Bank of America, N.A. (as successor to LaSalle Bank National Association) (“Bank of America”), as Administrative Agent, and Bank of America and the other lenders, as Lenders (the “Loan Agreement”). On the same day, the Company also entered into Letter Amendment No. 6 (“Letter Amendment No. 6”) to its Master Shelf Agreement, dated March 31, 2009, by and among Layne Christensen Company, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation (f/k/a American Skandia Life Assurance Corporation), Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company (the “Master Shelf Agreement”). Both Amendment No. 4 and Letter Amendment No. 6 (collectively, the “Amendments”), among other things, increase the amount of hedging obligations that the Company may enter into during the period from April 1, 2009 through and including April 30, 2010 from 75% of the reasonably anticipated projected coalbed methane gas production over the following 12-month period from proved developed producing reserves to 125% of the reasonably anticipated projected coalbed methane gas production over the following 12-month period from proved developed producing reserves.
     The above is a summary of the Amendments and does not purport to be complete. This summary is qualified in its entirety by reference to Amendment No. 4 and Letter Amendment No. 6, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     At a reconvened meeting of the Board of Directors of Layne Christensen Company (the “Company”), held on March 31, 2009, the Board set goals for certain executive officers of the Company to qualify for a bonus under the Layne Christensen Company Executive Incentive Compensation Plan (the “Plan”) for the fiscal year ending January 31, 2010. Awards under the Plan for the fiscal year ending January 31, 2010, for the CEO, CFO and General Counsel will be based upon the achievement of an earnings before income taxes (“EBIT”) goal for the Company on a consolidated basis. Awards under the Plan for the fiscal year ending January 31, 2010 for the remaining executives participating in the Plan will be based on the achievement of an EBIT goal for such executive’s respective division or business segment.
SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
10.1	Amendment No. 4 to Amended and Restated Loan Agreement, dated March 31, 2009, by and among Layne Christensen Company, and Bank of America, N.A.

(as successor to LaSalle Bank National Association) (“Bank of America”), as Administrative Agent, and Bank of America and the other lenders a party hereto comprising the Required Lenders.

10.2	Letter Amendment No. 6 to Master Shelf Agreement, dated March 31, 2009, by and among Layne Christensen Company, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation (f/k/a American Skandia Life Assurance Corporation), Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company (Registrant)
Date: April 2, 2009	By	/s/ A.B. Schmitt
		Name:	A. B. Schmitt
		Title:	President and Chief Executive Officer